UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. K&L GATES LLP FOUR EMBARCADERO CENTER SAN FRANCISCO, CA 94111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2015

Item 1:  Report to Shareholders.

FPA New Income, Inc.

Semi-Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

March 31, 2015

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Fund Performance

This Semi-Annual Report covers the six-month period ended March 31, 2015. Your Fund's net asset value (NAV) closed at $10.18. Dividends of $0.05 and $0.075 were paid on October 2, 2014 and December 23, 2014, to holders of record on September 30 and December 19, 2014, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund and its benchmarks.

	Periods Ended March 31, 2015
	1 Year	5 Years*	10 Years*	15 Years*	20 Years*	7/11/1984 Inception
FPA New Income, Inc.	1.33%	1.79%	2.96%	4.21%	4.94%	7.44%
Barclays U.S. Aggregate Bond Index	5.72%	4.41%	4.93%	5.66%	6.03%	7.87%
Consumer Price Index + 100 Basis Points	0.98%	2.66%	3.04%	3.19%	3.27%	N/A

*  Annualized

Portfolio Commentary

FPA New Income appreciated 0.59% during the first quarter of 2015 and rose 1.33% over the past twelve months. While we are pleased to have grown shareholder wealth in real terms (or after inflation), as we have discussed in previous commentaries, for the time being we continue to expect it to be challenging to meet our rolling five-year goal of outpacing CPI + 1% given the current low yield environment. Inflation over the past twelve months ending March 31, 2015 was -0.02%.

Looking back longer-term, we think one appropriate way to think about the Fund's performance is to consider it alongside a passive, index-based alternative that performs the best under our stress test. As longtime shareholders know, we are continually stress testing the portfolio to position it to achieve a positive return should interest rates rise by 100 basis points (or one percentage point) over a twelve-month period (the Stress Test). The Barclays U.S. Aggregate Bond Index would have produced at least -1% returns at all points in time over the last five years under the Stress Test. Over the last three years, the broad-based index that would have performed the best (though still producing a slightly negative return) under that same stress test at the beginning of each calendar year would have been the Barclays U.S. Aggregate 1-3 year Index.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

As the table below shows, the same holds true as of March 31, 2015.

As of 3/31/15	Duration[1]	Yield-to-worst[2]	YTW/Duration	Stress Test Return
FPA New Income	1.40	2.32	1.66	1.42
BC U.S. Aggregate Bond Index	5.45	2.06	0.38	-2.89
BC U.S. Aggregate 1-3 Year Index	1.89	0.83	0.44	-0.56
BC U.S. Aggregate 3-5 Year Index	3.44	1.71	0.50	-1.21
BC U.S. Aggregate 5-7 Year Index	4.27	2.29	0.54	-1.48

Source: Barclays, Morningstar

It is important to note that the Stress Test Returns do not reflect the actual performance of the Fund and are shown for illustrative, informational purposes only. They do not represent performance that the Fund or any investor actually attained but rather a depiction of what the returns of the Fund might have been assuming interest rates rose 100 basis points for the one year period ending March 31, 2015. The Stress Test Return also assumes that the Fund's portfolio managers would have made the same investment decisions for the Fund over the same one year period notwithstanding the assumed rise in interest rates. The assumptions have been made strictly for the purposes of presenting the Stress Test Return and are unlikely to be realized. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in calculating the Stress Test Returns have been stated or fully considered. The Stress Test Returns have many inherent limitations and do not reflect the impact that material economic and market factors may have had on the decision-making process including, for example, if interest rates had in fact risen by 100 basis points over the period. Actual performance may have differed substantially from the Stress Test Returns presented and, faced with a similar rise in interest rates in the future, the Fund's performance may be materially different from that stated. Changes in the assumptions would have a material impact on the Stress Test Returns presented. Other periods selected may have different results, including losses. There can be no assurance that Fund will achieve profits or avoid incurring substantial losses.

Stress Test calculation: [Yield + (1+Yield)]/2 - Duration

The table below shows our results versus various indices:

Three years ended 3/31/15	Three-year return	Duration (average)
FPA New Income	1.43	1.54
BC U.S. Aggregate 1-3 Year Index	0.99	1.88
BC U.S. Aggregate Bond Index	3.10	5.39
CPI	0.99	N/A

Source: Barclays, Morningstar

Past performance is no guarantee of future results and the index performance is not representative of the FPA New Income. As of March 31, 2015, the SEC yield was 3.27%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the fund may fluctuate.

Over the past three years, FPA New Income returned 1.43% net of fees versus 0.99% gross of fees for the Barclays U.S. Aggregate 1-3 Year Index. Our risk-adjusted results were even more compelling: over the past three years the Fund took on about 20% less interest rate as measured by duration.

1  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

2  Yield-to-worst is the lowest possible yield on a callable bond. As of March 31, 2015, the SEC yield was 3.27%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts Fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the Fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the Fund may fluctuate.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

To earn our fees, we believe we must outpace a cheap, passive index-based alternative on a risk-adjusted basis. Importantly, this won't always be the Barclays U.S. Aggregate 1-3 Year Index as interest rates rise and fall in the future. An advantage to investing alongside us is that as interest rates and credit spreads move up and down, we have the flexibility to reposition the portfolio accordingly to take advantage of what we believe are the best risk-adjusted opportunities.

Over the past year we have committed significant resources to enhancing our portfolio management tools. As previously discussed, this resulted in changing our portfolio analytics system. The new system is far more robust and as an example has enabled us to highlight each security by its investment idea and thus sort the portfolio by these ideas instead of the traditional sector sorting. The top ideas represent over 75% of the portfolio's assets broken down as follows by order of their size allocation to the portfolio.

1.  Asset Backed Securities (ABS)3 — Sub-prime automobile loans

2.  Treasury notes — Two-year maturity floating rate notes and less than one year to maturity fixed rate notes

3.  Commercial Mortgage Backed Security (CMBS)4 — GNMA Project Loan Interest Only (IO) Securities

4.  Corporate High Yield loans and bonds

5.  Collateralized Mortgage Obligation (CMO)5 — Agency backed relocation loans

6.  High coupon seasoned 15-year agency mortgages

7.  Collateralized Mortgage Obligation (CMO) — Non-performing single family mortgages

8.  Commercial Mortgage Backed Security (CMBS) — Non-agency mortgages

Leaders and Laggards

The sectors contributing the most to performance during the quarter were the corporate high yield bonds and bank loans. It was followed by CMOs backed by agency relocation loans and the GNMA Project Loan IO securities. This was driven by the decline in longer maturity treasury yields and a decline in high yield credit spreads. While producing a modest absolute positive return, the weakest performers were the seasoned 15-year agency mortgages and Treasury notes.

Looking back over the previous twelve months, the main contributors were corporate high yield loans and bonds, CMOs backed by agency relocation mortgage pools, and CMOs backed by non-performing single family mortgages. With the weakest performance coming from the Treasury notes and the 15-year seasoned agency mortgages.

Portfolio Activity

For the first quarter of 2015 we continued to find opportunities that met our goals of producing an absolute positive return over rolling twelve-month periods and positive real returns (outperform inflation plus 100 basis points) over five-year periods as well as competitive returns versus the bond market universe.

3  Asset backed securities are bonds or notes backed by assets

4  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages

5  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

The largest amount of purchasing activity during the quarter was concentrated in the sub-prime automobile loan ABS segment followed by the CMOs backed by non-performing single family mortgages, GNMA Project Loan IOs, and ABS bonds backed by prime automobile loans. We also continued to add to existing high yield bonds and loans positions. A new area that was introduced in the portfolio during the quarter was fixed rate credit card receivables. We found an asset-backed issuer that met our credit quality requirements and has attractive yield-to-worst versus effective duration metrics.

We continue to cull through the portfolio looking for holdings that, after subjecting them to multiple stress tests, do not perform in an acceptable fashion. Once identified, these holdings are eliminated from the portfolio. During the quarter a few names did surface from this review and were sold. In addition, several holdings were called away.

The portfolio continues to be constructed with a defensive posture. Both the effective duration and yield-to-worst declined slightly during the quarter. While we did find some investment opportunities during the past three months, the buildup in the cash component to more normal levels impacted the duration and yield.

Market Commentary

The undertaking of Quantitative Easing (QE) by yet another developed economy central bank was a significant event this quarter. While the Fed has concluded its current expansionary QE program, they do continue to reinvest about $20 billion per month in the mortgage area alone from bond maturities and mortgage principal pay-downs. Japan continues to roll along targeting to purchase upwards of $1.4 trillion in sovereign debt. The newest player joining at the table is the European Central Bank (ECB) that announced the intent to purchase about $50 billion of securities per month between now and September 2016 for a total of around $1.3 trillion. Both Japan and Europe are attempting to boost inflation to their target levels and are comfortable with the added benefit of a lower currency value that, in their view, will stimulate exports and thus increase economic activity. That activity however is not internally demand-driven but predicated on an increase in consumer and business spending by the U.S.

Europe is now experiencing a growing class of negative sovereign and high quality bond interest rates. Today approximately 30% of the outstanding sovereign debt in Europe trades with a negative yield. A negative yield means that someone is willing to lend someone else their money for a period of time and pay them to take the money, hardly a good long-term strategy. This is not just short maturity bonds, as an example seven eurozone countries have negative rates for their five-year maturities including "A" rated Slovakia. Eighteen European countries have ten-year bond yields that are lower than the U.S. ten-year Treasury.

There are several reasons why the yields went negative. First, over the next two years, with the purchases by the ECB, there will be a negative net issuance of sovereign debt in the eurozone. Secondly, certain institutions such as banks, insurance companies, and pension plans by regulation have to hold a certain amount of high quality assets against their liabilities. These institutions may tend to hoard their holdings realizing they are not replaceable. Longer-term, these negative or negligibly positive yields on high quality bonds may have a negative impact on profitability for these institutions which in turn could impact their ability to deliver on the promised obligations. Suffice it to say, this is an unhealthy long-term situation. The illustration below shows the change in German government bond yields over the past year.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Date	Two-Year Yield	Ten-Year Yield	Slope (difference)
March 31, 2014	0.158%	1.565%	141 basis points
March 31, 2015	-0.255%	0.180%	44 basis points
Change	-0.413%	-1.385%	-97 basis points

Source: Bloomberg

Past performance is no guarantee of future results

The German government yield curve not only went to a noticeable negative yield on the front end of the curve, the long end of the curve declined by an even greater amount. The result is a significant flattening of the yield curve during a period of slowing economic growth.

Below is a table showing the change in the yield curve of lower credit quality eurozone country, Italy.

Date	Two-Year Yield	Ten-Year Yield	Slope (difference)
March 31, 2014	0.834%	3.291%	246 basis points
March 31, 2015	0.188%	1.239%	105 basis points
Change	-0.646%	-2.052%	-141 basis points

Source: Bloomberg

Past performance is no guarantee of future results

The decline in the overall level of yields and the flattening of the yield curve is more pervasive in this case. In both cases economic growth may be difficult to achieve through increased lending if the yield curve remains flat. Also, in our view, a decline in the long end of the yield curve to a greater extent than the short end in both cases reflects a rather cavalier view towards inflation.

Throw in about a 50% decline in the price of oil, the resulting headline CPI6 at "0" in the U.S., the appreciation of the dollar versus major world currencies by about 18% and how all this may impact the domestic bond market, and the result is a market place with much uncertainty. If the price of oil stays at these levels through the rest of the year, the consumer will have more money to either spend or save. Should they choose to spend it, imported goods will look cheaper due to the rise in the dollar. This activity could result in an uneven benefit to our GDP growth. The service sector may benefit more than the goods producing sector. A "0" CPI or very low CPI will result in higher real interest rates. This has the effect of making even low nominal interest rates more difficult to repay. An increase in the value of the dollar in combination with a rise in real interest rates has a similar effect to the Fed raising short term interest rates. Finally, whether the yield curve flattens due to a decline in long-term rates or a rise in short-term rates, or a combination of both, the impact is the same — diminishing availability of credit because the ability to borrow short and lend long at a profit declines.

As a fixed income portfolio manager we face two potential outcomes: deflation and central bank bond buying that drive longer rates down and suppress short rates on high quality assets or inflation (perhaps due to wage pressures or increased consumer spending) that results in rising short rates from a change in the Fed interest rate policy (the exit of zero interest rate policy) and creates the potential for inflation-driven increases in longer-term rates. Which event prevails is uncertain and one event might be followed by the other such as deflation first and inflation second.

6  Headline CPI is the raw inflation figure as reported through the Consumer Price Index (CPI) that is released monthly by the Bureau of Labor Statistics.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Our solution has been and continues to be constructing a portfolio that we believe survives both worlds with our capital intact. We favor bonds that self-liquidate through amortization (reduce market illiquidity risk), bonds backed by critical assets for the borrower (minimize deflation default risk), assets where the borrower has equity in the collateral (minimize default risk), assets that can be valued accurately and can be obtained in the event of default (increase odds of getting money back in liquidation), and five-year or less to maturity (minimize inflation risk).

In June 2003, Bob Rodriguez and I penned a memo called "Buyers' Strike," where we stated that we see little value in high quality long-term bonds and as such will not commit our clients' capital to them. We revisited the thesis in June 2008 and continued that assessment. The decline in longer-term high quality interest rates today due to central bank purchases and fears of deflation, while a tempting trade to some, is not of interest to us as we continue to view the long end of the high quality bond market devoid of fundamental value for the investor.

We consider this investment discipline and strive to consistently apply the same research and analytical approach every day. If we are consistent in that application, our clients will be comfortable in how this portfolio will act as the bond market vacillates between the fear of inflation and the fear of deflation. It is this consistency that results in our fixed income investment management strategy being an anchor in clients' overall portfolio allocations as they seek to achieve their long-term investment goals.

Illiquidity in Liquidity's Clothing

"Risk like energy, tends to be conserved not dissipated, to change its composition but not its quantum" Andrew Haldane, Chief Economist Bank of England, August 5, 2014

Much has been written about the decrease in liquidity in today's fixed income markets. We share those concerns, which we have expressed in the past so we will not repeat them here. However, amidst all of this discussion, one particular topic has come to the fore which we find particularly troublesome, namely the use of exchange-traded funds (ETFs) by mutual fund managers as a source of liquidity. Specifically, some mutual fund managers have been using ETFs to manage inflows and outflows of cash into their funds.

This phenomenon came to our attention specifically in the high yield sector. Imagine a high yield mutual fund manager receives a large inflow. Suppose that this manager wants to be fully invested at all times (and ignore whether it is wise to be fully invested at all times). Rather than taking the time to buy individual bonds with the newly contributed cash, the manager will simply buy a high yield ETF which allows the fund to be fully invested in a matter of hours versus the days or weeks it would take if the manager were to buy specific bonds. On the flip side, if this fund experiences a large redemption, rather than sell bonds to create the necessary liquidity, the manager would sell the ETF, again turning what should be a multi-day process into a multi-minute process. This approach sounds like a great solution to the problem of managing inflows and outflows in a fully invested fund that has daily liquidity. The problem is that this approach is based on the false premise that ETFs are liquid. Despite what the glossy marketing materials will tell you, some ETFs are in fact illiquidity in liquidity's clothing.

The risk is that ETF investors (including mutual fund managers) get lulled into the liquidity of the ETF shares while failing to respect the illiquidity of the bonds underlying the ETF. Liquidity is not only the ability to sell but rather it is the ability to sell at a price that reflects the value one would get in a functioning market (i.e., not a market with one buyer who is willing to pay a steeply discounted price). As it is, even in today's environment with low volatility, it is not clear that a high yield ETF closely tracks the market value of the underlying bonds. Fixed income markets, and high yield in particular, are special in that they are often quoted but are not necessarily executable at the quoted price. ETFs are designed to track a net asset value (NAV) which is based on market quotes but the market quote may not reflect the price at which bonds could actually be bought or sold. While, on paper, the discount or premium to NAV for a high yield ETF is small, in reality the discount or premium to the true market value may be meaningfully larger. This is a phenomenon which some refer to as the "fuzzy NAV".

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Also consider that the mechanism which causes the price of a high yield ETF to hew closely to the market value of the underlying bonds requires that an "authorized participant," typically a large broker-dealer, buy or sell the bonds. Recall that the large broker-dealers were also supposed to serve as the back-stop bid on auction rate securities and yet they failed to fulfill that obligation during the financial crisis. What happens in a crisis when the authorized participant does not have balance sheet capacity or willingness to engage in ETF bond transactions? What is the ETF worth in that situation?

In declining high yield markets, bond prices tend to experience multiple point movements as their illiquidity leaves them in search of an equilibrium price level. Oftentimes, a market-clearing price can be hard to ascertain. Lest anyone think we are being alarmists, consider the case of a notable energy-focused hedge fund which had trouble valuing its fund at the end of 2014 because the turmoil in the energy high yield market made it difficult to accurately price its bond holdings. This hedge fund was subsequently forced to restate and mark down the value of its holdings following an auditor's review.

Selling in the high yield market plus the impact of the fuzzy NAV plus the potential absence of the authorized participants could lead to violent movements in the price of a high yield ETF as it experiences waves of liquidity selling while the underlying bonds are trying to discover their price. In situations like these, high yield ETF holders may face a precipitously falling price which dissociates from the value of the underlying bonds. The following chart shows the premium and discount of high yield ETFs versus the NAV and demonstrates how a high yield ETF puts its holders in a position of additional losses on top of the losses which the high yield market experiences. Note that the discount rose to nearly 10% during the financial crisis. Also note that this chart does not capture the difference between the quoted fuzzy NAV value and the true market value of the bonds.

There is no magic — despite the protestations of ETF issuers, it is not possible to decouple the liquidity of the ETF from the liquidity of the high yield market which is to say that you may be able to sell your ETF but at what price? Will that price reflect market value? As a holder of a high yield ETF, your ability to avoid extra

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

losses beyond the losses on the underlying bonds depends on whether you can sell before everyone else. Given the erroneous perception of liquidity, there will be a lot of sellers trying to sell very quickly. Do you feel lucky?

We bring this to your attention because, as a fixed income investor, you should be aware of practices in the fixed income industry. We would be remiss in not advising our investors of the risks they could face. Rest assured we do not use ETFs to manage our liquidity. Notwithstanding that we do not feel that fixed income ETFs are a good investment today, using ETFs to manage liquidity is simply not prudent.

Rather than rely on an illusory instrument of liquidity like an ETF, we express our liquidity concerns by owning a large amount of structured products whose monthly amortization organically creates liquidity and by maintaining significant holdings in short duration bonds whose prices should be less susceptible to market illiquidity. Also, we manage exposures in the strategy using cash so that we are not faced with the prospect of selling into a declining market to meet redemptions. We want to be buyers when others are sellers.

Conclusion

Given the uncertainty of continued quantitative easing and its impact on inflation, coupled with the declining oil price and pressuring deflation, further complicated by an illusion of liquidity in portions of the credit market, our team continues to focus on investment opportunities that minimize these risks to the portfolio and go towards achieving both our long-term and short-term investment objectives.

Finally, on April 1, 2015 Prakash Gopinath joined the team as Vice President and Research Analyst. He has over eight years of experience working in the areas of mid-market direct lending, private equity research, and fixed income credit research for a hedge fund. He will be working alongside Joe Choi covering the corporate credit portion of the portfolio. In conjunction with this addition to the team, Abhi Patwardhan has assumed the role of Director of Research.

We thank you for continued support and continue to work diligently to maintain your trust.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager

April 24, 2015

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund can purchase foreign securities, which are subject to interest rate, currency exchange rate, economic and political risks. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.
PORTFOLIO SUMMARY

March 31, 2015 (Unaudited)

Bonds & Debentures	99.2%
Asset-Backed Securities	33.3%
Residential Mortgage-Backed Securities	25.9%
Commercial Mortgage-Backed Securities	15.1%
U.S. Treasury & Government Agencies	11.8%
Corporate Bonds & Notes	10.2%
Corporate Bank Debt	2.8%
Repurchase Agreements	1.3%
Municipals	0.1%
Short-Term Investments	1.3%
Other Assets & Liabilities, Net	(0.5)%
Net Assets	100.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.1%
AGENCY — 1.7%
Government National Mortgage Association
2013-55 A — 1.317% 5/16/2034	$992,083	$987,049
2012-22 AB — 1.661% 3/16/2033	4,236,679	4,260,704
2012-2 A — 1.862% 6/16/2031	6,446,252	6,475,120
2011-49 A — 2.45% 7/16/2038	3,367,644	3,391,138
2010-155 B — 2.525% 6/16/2039	2,825,000	2,874,797
2011-49 AB — 2.80% 1/16/2034	16,275,636	16,454,506
2011-120 A — 3.856% 8/16/2033	26,800,789	27,333,052
2011-143 AB — 3.928% 3/16/2033	34,603,488	35,473,420
2006-63 B — 5.005% 3/16/2038	354,029	361,159
2010-148 AC — 7.00% 12/16/2050	265,558	290,575
		$97,901,520
AGENCY STRIPPED — 10.1%
Government National Mortgage Association
2004-10 — 0.00% 1/16/2044	15,800,628	158
2002-56 — 0.043% 6/16/2042	210,969	329
2010-49 — 0.091% 2/16/2050	47,681,805	869,239
2009-119 — 0.106% 12/16/2049	76,575,256	1,398,264
2010-63 — 0.106% 5/16/2050	38,115,803	641,108
2011-10 — 0.109% 12/16/2045	59,637,163	1,297,705
2010-18 — 0.12% 1/16/2050	51,570,480	1,079,370
2011-6 — 0.188% 10/16/2052	148,779,940	3,154,135
2011-64 IX — 0.193% 10/16/2044	47,571,187	2,005,601
2009-60 — 0.205% 6/16/2049	37,518,318	730,482
2008-8 — 0.272% 11/16/2047	25,487,017	464,373
2007-77 — 0.284% 11/16/2047	38,125,885	1,146,445
2009-86 — 0.289% 10/16/2049	54,724,266	1,114,733
2008-24 — 0.292% 11/16/2047	9,936,594	181,939
2009-71 — 0.366% 7/16/2049	22,934,368	561,204
2010-148 IX — 0.377% 10/16/2052	44,085,024	1,412,925
2010-28 — 0.468% 3/16/2050	49,840,337	1,327,747
2009-49 — 0.478% 6/16/2049	23,950,074	700,779
2004-108 — 0.482% 12/16/2044	12,919,328	242,367
2011-16 — 0.488% 9/16/2046	87,829,155	3,164,484
2005-9 — 0.521% 1/16/2045	4,480,017	103,623
2013-72 — 0.527% 11/16/2047	530,351,714	29,420,519
2009-105 — 0.53% 11/16/2049	26,286,247	1,018,592
2004-43 — 0.563% 6/16/2044	36,942,648	876,280
2010-161 IA — 0.57% 12/16/2050	205,181,216	5,439,354

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2008-45 — 0.599% 2/16/2048	$10,381,354	$338,744
2013-35 — 0.623% 1/16/2053	348,910,761	19,530,699
2008-92 — 0.663% 10/16/2048	34,244,035	1,538,242
2006-55 — 0.687% 8/16/2046	22,025,434	809,875
2013-29 — 0.689% 5/16/2053	115,702,942	6,893,315
2008-48 — 0.704% 4/16/2048	12,653,712	505,895
2012-35 — 0.728% 11/16/2052	118,658,116	5,960,411
2013-7 — 0.748% 5/16/2053	362,836,530	23,881,247
2010-123 — 0.758% 9/16/2050	54,244,765	2,143,753
2012-44 — 0.759% 3/16/2049	53,172,529	2,332,434
2014-120 — 0.781% 4/16/2056	70,692,125	4,508,348
2008-78 — 0.792% 7/16/2048	10,821,021	529,148
2012-9 — 0.793% 11/16/2052	148,767,490	11,602,377
2011-49 IX — 0.813% 4/16/2045	62,932,975	2,511,026
2009-30 — 0.859% 3/16/2049	12,555,136	517,899
2014-88 IE — 0.863% 3/16/2055	207,111,307	13,969,098
2009-4 — 0.874% 1/16/2049	22,029,386	1,032,958
2012-95 — 0.877% 2/16/2053	142,376,321	9,986,574
2012-131 — 0.883% 2/16/2053	107,862,199	8,161,199
2012-45 — 0.89% 4/16/2053	32,289,228	2,130,530
2014-157 — 0.89% 5/16/2055	190,008,100	13,696,715
2011-78 IX — 0.897% 8/16/2046	112,200,674	5,326,166
2011-164 — 0.902% 4/16/2046	116,647,073	6,107,641
2013-80 — 0.907% 3/16/2052	63,218,412	4,945,956
2013-1 — 0.914% 2/16/2054	137,148,338	10,522,295
2014-138 — 0.914% 4/16/2056	37,344,006	2,825,201
2012-150 — 0.919% 11/16/2052	93,770,480	6,801,576
2011-92 IX — 0.927% 11/16/2044	26,231,600	1,475,790
2013-125 — 0.934% 10/16/2054	26,420,766	1,519,390
2014-164 — 0.94% 1/16/2056	376,936,124	27,289,422
2013-13 — 0.946% 7/16/2047	105,478,457	6,892,986
2012-58 — 0.946% 2/16/2053	292,533,483	19,743,085
2012-25 — 0.956% 8/16/2052	178,595,272	10,098,991
2014-135 — 0.961% 1/16/2056	389,813,112	29,199,536
2012-79 — 0.963% 3/16/2053	175,722,494	11,404,390
2011-165 — 0.968% 10/16/2051	223,191,184	10,402,941
2013-30 — 0.977% 9/16/2053	225,728,314	15,740,396
2012-85 — 0.983% 9/16/2052	187,098,501	13,258,623
2011-120 — 1.005% 12/16/2043	103,783,044	9,428,689
2013-61 — 1.007% 5/16/2053	152,344,053	10,711,112
2014-110 — 1.009% 1/16/2057	57,640,328	5,204,339

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2014-153 — 1.015% 4/16/2056	$302,564,252	$26,119,585
2011-143 — 1.034% 4/16/2053	90,202,893	10,405,806
2015-19 — 1.034% 1/16/2057	116,646,253	10,592,530
2014-187 — 1.036% 5/16/2056	260,175,987	22,536,600
2014-175 — 1.04% 4/16/2056	309,246,190	26,413,583
2013-45 — 1.045% 12/16/2053	119,862,975	7,359,371
2006-30 — 1.046% 5/16/2046	4,060,009	290,534
2011-149 — 1.061% 10/16/2046	54,075,965	3,985,939
2015-41 — 1.083% 9/16/2056	105,598,000	9,341,717
2012-4 — 1.097% 5/16/2052	216,931,261	10,927,934
2012-33 — 1.138% 6/16/2052	273,415,940	13,318,911
2014-28 — 1.197% 10/16/2054	112,362,868	9,680,218
2014-49 — 1.358% 8/16/2054	172,179,188	15,741,586
		$566,545,081
NON-AGENCY — 3.3%
A10 Term Asset Financing LLC 2013-2 A — 2.62% 11/15/2027**	$10,328,825	$10,363,842
Citigroup Commercial Mortgage Trust
2007-FL3A B — 0.345% 4/15/2022**	114,156	114,144
2007-FL3A C — 0.385% 4/15/2022**	546,612	546,480
Credit Suisse Commercial Mortgage Trust Series 2006-C5 A3 — 5.311% 12/15/2039	32,486,193	33,904,950
Del Coronado Trust 2013-DEL MZ 2013-HDMZ M — 5.175% 3/15/2018**	9,488,000	9,512,637
Monty Parent Issuer 1 LLC 2013-LTR1 B — 4.25% 11/20/2028**	10,704,380	10,704,825
Morgan Stanley Capital I Trust 2006-TOP23 2006-T23 A4 — 5.877% 8/12/2041	19,508,262	20,379,445
Ores NPL LLC 2014-LV3 B — 6.00% 3/27/2024**	49,969,000	49,968,825
Rialto Capital Management LLC
2014-LT5 B — 5.00% 5/15/2024**††	7,412,000	7,374,940
2014-LT6 B — 5.486% 9/15/2024**	10,040,000	10,043,796
2013-RIA4 A2 — 6.00% 11/27/2028**††	12,099,500	11,753,501
Starwood Property Mortgage Trust 2013-FV1 B — 2.177% 8/11/2028**	18,051,000	18,047,316
VFC LLC 2014-2 B — 5.50% 7/20/2030**	6,185,000	6,183,868
		$188,898,569
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES		$850,834,144

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 25.9%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 17.0%
Banc of America Large Loan Ball 2009 FDG C**	$22,008,000	$23,927,120
Federal Home Loan Mortgage Corporation
3818 HA — 1.50% 1/15/2018	4,566,951	4,606,998
4350 CA — 2.00% 10/15/2019	32,418,935	32,884,069
4351 GA — 2.00% 11/15/2019	23,466,865	23,781,774
4383 JC — 2.00% 5/15/2023	34,036,514	34,536,527
3711 AD — 2.50% 8/15/2023	180,373	182,042
4399 A — 2.50% 7/15/2024	106,755,758	108,979,737
3825 AB — 3.00% 8/15/2020	2,913,952	3,001,472
2634 PA — 3.00% 2/15/2023	31,265	31,588
3829 CD — 3.00% 8/15/2024	1,148,829	1,160,502
2809 UC — 4.00% 6/15/2019	500,724	524,540
3625 AJ — 4.00% 3/15/2023	18,297	18,298
2990 TD — 4.00% 5/15/2035	69,341	71,908
3992 H — 4.00% 6/15/2036	157,831	160,892
3986 P — 4.00% 3/15/2039	347,139	357,379
3578 AM — 4.50% 9/15/2016	957,949	973,631
2614 BY — 4.50% 5/15/2018	1,328,593	1,391,179
2625 JK — 4.50% 6/15/2018	3,226,784	3,378,041
2645 BY — 4.50% 7/15/2018	269,784	281,914
2649 AN — 4.50% 7/15/2018	2,437,768	2,557,146
2656 PE — 4.50% 7/15/2018	533,880	559,801
2885 DX — 4.50% 11/15/2019	8,012,643	8,449,622
2900 PC — 4.50% 12/15/2019	4,634,678	4,888,047
2930 KT — 4.50% 2/15/2020	1,302,324	1,374,822
2933 AD — 4.50% 2/15/2020	3,289,594	3,480,395
2995 JK — 4.50% 6/15/2020	1,672,127	1,755,569
3271 TB — 4.50% 2/15/2022	4,716,096	4,973,765
3969 MP — 4.50% 4/15/2039	124,225	129,608
3939 D — 4.50% 9/15/2041	2,156,671	2,288,409
2509 CB — 5.00% 10/15/2017	1,508,534	1,565,874
2568 XD — 5.00% 2/15/2018	381,884	400,407
2747 DX — 5.00% 2/15/2019	3,243,173	3,414,705
3852 HA — 5.00% 12/15/2021	6,379,096	6,760,247
2494 CF — 5.50% 9/15/2017	1,502,130	1,564,303
2503 B — 5.50% 9/15/2017	1,474,639	1,534,200
3808 BQ — 5.50% 8/15/2025	6,641,493	7,000,864
3806 JB — 5.50% 2/15/2026	3,622,568	3,973,087
3855 HQ — 5.50% 2/15/2026	3,583,296	3,816,568

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2453 BD — 6.00% 5/15/2017	$438,481	$457,856
3926 GP — 6.00% 8/15/2025	3,640,747	3,878,378
3614 DY — 6.00% 1/15/2032	8,085,165	9,006,146
Federal National Mortgage Association
2012-117 DA — 1.50% 12/25/2039	7,994,756	8,048,131
2013-64 TZ — 1.50% 3/25/2042	1,546,095	1,528,773
2013-30 CA — 1.50% 4/25/2043	23,679,936	23,239,352
2013-30 JA — 1.50% 4/25/2043	16,580,264	16,264,144
2014-80 GD — 2.00% 2/25/2042	45,455,905	45,544,575
2013-66 JA — 2.25% 7/25/2043	70,076,678	70,349,346
2010-83 AH — 2.50% 11/25/2018	1,460,468	1,495,368
2011-125 GE — 2.50% 12/25/2041	48,051,175	48,626,929
2011-23 AB — 2.75% 6/25/2020	1,584,369	1,628,915
2011-25 AH — 2.75% 6/25/2021	3,717,802	3,821,118
2012-73 JB — 3.50% 1/25/2042	33,156,657	34,866,260
2012-8 LE — 3.50% 2/25/2042	31,806,955	33,448,214
2012-26 ME — 3.50% 3/25/2042	42,397,893	44,585,751
2012-41 LB — 3.50% 4/25/2042	39,963,443	41,981,993
2012-48 MB — 3.50% 5/25/2042	39,446,349	41,483,520
2012-117 AD — 3.50% 10/25/2042	62,269,889	65,485,724
2013-112 WA — 3.50% 2/25/2043	24,417,579	25,376,997
2010-32 CL — 3.75% 8/25/2018	601,501	625,577
2003-128 NG — 4.00% 1/25/2019	319,931	334,555
2004-7 JK — 4.00% 2/25/2019	2,717,285	2,838,066
2008-15 JM — 4.00% 2/25/2019	20,834	20,904
2008-18 MD — 4.00% 3/25/2019	656,993	685,147
2004-76 CL — 4.00% 10/25/2019	716,689	749,598
2011-67 EA — 4.00% 7/25/2021	13,216,470	13,919,719
2009-31 A — 4.00% 2/25/2024	320,285	333,362
2009-76 MA — 4.00% 9/25/2024	814,509	842,428
2012-95 AB — 4.00% 11/25/2040	5,749,293	5,864,539
2009-70 NU — 4.25% 8/25/2019	4,159,397	4,315,666
2004-90 GA — 4.35% 3/25/2034	361,605	363,319
2003-30 HW — 4.50% 4/25/2018	519,252	542,941
2003-92 HP — 4.50% 9/25/2018	6,907,049	7,267,156
2008-40 KA — 4.50% 10/25/2018	872,645	901,737
2008-18 NB — 4.50% 5/25/2020	1,619,248	1,690,618
2005-47 HK — 4.50% 6/25/2020	9,435,264	9,900,086
2008-15 JN — 4.50% 2/25/2023	34,414,308	36,622,241
2008-59 KB — 4.50% 7/25/2023	3,332,378	3,502,696
2011-7 PA — 4.50% 10/25/2039	377,931	389,800

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2012-67 PB — 4.50% 12/25/2040	$8,191,287	$8,465,039
2011-148 PB — 4.50% 12/25/2041	6,372,001	6,824,514
2002-74 PE — 5.00% 11/25/2017	502,322	524,205
2003-24 PD — 5.00% 4/25/2018	1,883,316	1,964,393
2003-46 BG — 5.00% 6/25/2018	1,603,240	1,684,557
2003-97 CA — 5.00% 10/25/2018	12,389,875	13,072,513
2008-77 DA — 5.00% 4/25/2023	1,400,210	1,428,746
2010-39 PL — 5.00% 10/25/2032	677,151	680,042
2004-60 LB — 5.00% 4/25/2034	6,613,747	7,142,648
2003-W17 1A5 — 5.35% 8/25/2033	288,106	288,048
2011-19 WB — 5.50% 10/25/2018	4,621,804	4,871,890
2009-116 A — 5.50% 4/25/2024	2,291,993	2,352,479
2002-9 PC — 6.00% 3/25/2017	1,286,746	1,332,464
		$964,196,233
AGENCY POOL ADJUSTABLE RATE — 0.0%
Federal National Mortgage Association 865963 — 2.298% 3/1/2036	$1,926,835	$2,051,886
AGENCY POOL FIXED RATE — 6.5%
Federal Home Loan Mortgage Corporation
—4.50% 6/1/2019	$756,656	$795,517
—5.00% 11/1/2019	3,512,317	3,745,088
—5.00% 7/1/2020	259,367	276,562
Federal National Mortgage Association
—4.50% 12/25/2040	5,432,539	5,581,005
—6.00% 4/1/2021	11,645,401	12,358,565
Federal Home Loan Mortgage Corporation
P60959 — 4.50% 9/1/2020	1,951,033	2,055,726
G15169 — 4.50% 9/1/2026	13,400,667	14,273,479
G15272 — 4.50% 9/1/2026	16,628,076	17,574,037
B11858 — 5.00% 1/1/2019	1,786,515	1,888,091
B17433 — 5.00% 12/1/2019	2,511,243	2,680,022
G12131 — 5.00% 12/1/2019	949,979	1,006,793
G18026 — 5.00% 12/1/2019	980,820	1,046,677
B17562 — 5.00% 1/1/2020	1,981,584	2,116,393
G18033 — 5.00% 1/1/2020	2,716,023	2,898,396
G13812 — 5.00% 12/1/2020	4,931,523	5,185,299
J05860 — 5.00% 1/1/2021	1,202,579	1,288,138
G12358 — 5.00% 5/1/2021	1,393,321	1,492,422
G13670 — 5.00% 12/1/2021	3,010,158	3,214,700
J10227 — 5.00% 5/1/2022	1,525,196	1,631,317
G13674 — 5.00% 6/1/2022	2,777,460	2,966,064

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
G15036 — 5.00% 6/1/2024	$19,571,388	$20,704,050
G13667 — 5.00% 8/1/2024	1,961,884	2,120,839
G15173 — 5.00% 6/1/2026	13,001,630	13,828,750
G12400 — 5.50% 11/1/2016	99,342	102,052
G12730 — 5.50% 7/1/2017	16,672	17,344
G12829 — 5.50% 10/1/2017	17,370	18,150
G14187 — 5.50% 12/1/2020	9,160,432	9,713,355
J01270 — 5.50% 2/1/2021	161,181	174,917
G15230 — 5.50% 12/1/2024	20,331,534	21,919,916
G12139 — 6.50% 9/1/2019	493,755	511,071
A26942 — 6.50% 9/1/2034	606,568	696,843
G08107 — 6.50% 1/1/2036	1,463,349	1,681,139
P50543 — 6.50% 4/1/2037	140,553	154,928
Federal National Mortgage Association
MA0323 — 4.50% 2/1/2020	629,692	659,599
MA0358 — 4.50% 3/1/2020	368,576	386,081
MA0419 — 4.50% 5/1/2020	598,653	627,086
889531 — 4.50% 5/1/2022	95,789	101,446
AL6212 — 4.50% 1/1/2027	19,418,784	20,398,860
720396 — 5.00% 7/1/2018	1,466,313	1,538,956
254907 — 5.00% 10/1/2018	1,179,379	1,240,350
995565 — 5.00% 12/1/2018	894,979	941,251
995756 — 5.00% 12/1/2018	5,002,753	5,286,009
745387 — 5.00% 4/1/2019	410,977	433,488
AL5252 — 5.00% 4/1/2019	1,561,449	1,633,675
735660 — 5.00% 6/1/2020	229,159	244,444
AE0126 — 5.00% 6/1/2020	17,438,957	18,445,708
310097 — 5.00% 10/1/2020	1,730,029	1,810,034
AE0792 — 5.00% 12/1/2020	5,720,538	6,053,588
995861 — 5.00% 1/1/2021	5,618,308	5,936,417
888104 — 5.00% 5/1/2021	133,448	141,765
AE0314 — 5.00% 8/1/2021	30,281,699	31,940,158
890185 — 5.00% 10/1/2021	1,735,996	1,863,107
890083 — 5.00% 12/1/2021	2,859,333	3,021,572
889738 — 5.00% 9/1/2022	719,908	773,187
AL5656 — 5.00% 9/1/2025	2,098,641	2,234,815
AL5764 — 5.00% 9/1/2025	15,216,337	16,164,985
AL4056 — 5.00% 6/1/2026	17,298,200	18,479,422
257100 — 5.50% 1/1/2018	500,254	528,253
745500 — 5.50% 12/1/2018	3,388,407	3,541,680
995284 — 5.50% 3/1/2020	3,736,608	3,863,578

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
745190 — 5.50% 6/1/2020	$547,118	$572,574
889318 — 5.50% 7/1/2020	4,839,047	5,156,682
AL5867 — 5.50% 8/1/2023	3,762,194	3,994,482
AE0237 — 5.50% 11/1/2023	4,736,583	5,041,288
AL5812 — 5.50% 5/1/2025	14,803,056	15,732,759
AL0471 — 5.50% 7/1/2025	460,200	502,159
AL4433 — 5.50% 9/1/2025	4,202,368	4,539,353
AL4901 — 5.50% 9/1/2025	7,243,937	7,735,832
735439 — 6.00% 9/1/2019	862,910	905,891
745238 — 6.00% 12/1/2020	2,334,583	2,460,832
AD0951 — 6.00% 12/1/2021	4,707,284	5,024,885
AL0294 — 6.00% 10/1/2022	254,311	277,385
890225 — 6.00% 5/1/2023	4,085,746	4,375,915
890403 — 6.00% 5/1/2023	4,911,735	5,184,133
725951 — 7.50% 8/1/2017	34,753	36,214
323282 — 7.50% 7/1/2028	301,734	341,493
Government National Mortgage Association 782281 — 6.00% 3/15/2023	2,533,816	2,763,606
		$368,652,642
AGENCY STRIPPED — 1.3%
Federal Home Loan Mortgage Corporation
217 PO — 0.00% 1/1/2032	400,626	367,658
3714 TI — 2.25% 8/15/2015	27,633,524	196,300
4138 AI — 2.50% 11/15/2022	4,889,770	291,710
3935 LI — 3.00% 10/15/2021	5,261,918	349,660
3948 AI — 3.00% 10/15/2021	6,553,531	446,558
3956 KI — 3.00% 11/15/2021	14,365,603	1,009,639
3968 AI — 3.00% 12/15/2021	5,423,439	377,119
3992 OI — 3.00% 1/15/2022	4,123,381	290,143
3994 AI — 3.00% 2/15/2022	10,274,528	740,263
3994 EI — 3.00% 2/15/2022	9,785,590	713,595
3998 KI — 3.00% 11/15/2026	18,336,499	1,854,575
4100 EI — 3.00% 8/15/2027	84,934,405	9,329,051
3706 AI — 3.50% 7/15/2020	6,056,796	231,098
3722 AI — 3.50% 9/15/2020	8,711,309	578,429
3735 AI — 3.50% 10/15/2020	4,160,837	276,156
3874 DI — 3.50% 10/15/2020	7,097,350	361,460
3893 DI — 3.50% 10/15/2020	5,170,267	261,315
3753 CI — 3.50% 11/15/2020	2,028,681	142,063
3755 AI — 3.50% 11/15/2020	8,000,313	560,529
3760 KI — 3.50% 11/15/2020	6,273,680	432,034
3784 BI — 3.50% 1/15/2021	5,477,727	393,966

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
3874 BI — 3.50% 6/15/2021	$4,644,719	$348,791
3893 BI — 3.50% 7/15/2021	3,963,675	300,066
3909 KI — 3.50% 7/15/2021	3,483,921	266,146
3938 IO — 3.50% 10/15/2021	23,515,069	1,825,534
3778 GI — 3.50% 6/15/2024	4,456,748	271,021
3854 GI — 3.50% 11/15/2024	2,902,447	119,710
3852 YI — 3.50% 3/15/2025	10,122,683	541,838
3763 NI — 3.50% 5/15/2025	3,907,822	342,598
3904 QI — 3.50% 5/15/2025	4,068,765	277,572
3909 UI — 3.50% 8/15/2025	6,321,080	393,872
3904 NI — 3.50% 8/15/2026	9,060,799	1,034,268
3930 AI — 3.50% 9/15/2026	11,574,483	1,324,973
4018 AI — 3.50% 3/15/2027	19,859,604	2,172,361
3684 CI — 4.50% 8/15/2024	20,380,693	1,745,881
3917 AI — 4.50% 7/15/2026	31,656,007	4,116,433
3636 IO — 5.00% 11/15/2018	17,562,318	998,052
217 IO — 6.50% 1/1/2032	385,760	89,488
Federal National Mortgage Association
2011-88 BI — 3.00% 11/25/2020	3,143,743	143,341
2011-141 EI — 3.00% 7/25/2021	14,017,597	817,386
2012-8 TI — 3.00% 10/25/2021	6,655,427	453,654
2011-113 GI — 3.00% 11/25/2021	6,396,912	436,033
2011-129 AI — 3.00% 12/25/2021	8,822,149	611,972
2012-8 UI — 3.00% 12/25/2021	21,686,997	1,504,577
2011-137 AI — 3.00% 1/25/2022	11,347,268	792,383
2011-138 IG — 3.00% 1/25/2022	14,122,615	1,014,523
2011-145 IO — 3.00% 1/25/2022	17,862,217	1,239,113
2012-78 AI — 3.00% 2/25/2022	10,594,345	625,611
2012-23 IA — 3.00% 3/25/2022	8,207,775	579,654
2012-32 AI — 3.00% 4/25/2022	13,592,524	976,808
2012-53 CI — 3.00% 5/25/2022	20,879,728	1,513,419
2012-147 AI — 3.00% 10/25/2027	31,424,886	3,575,153
2012-145 DI — 3.00% 1/25/2028	17,203,431	1,984,913
2012-149 CI — 3.00% 1/25/2028	46,663,223	5,321,992
2010-128 LI — 3.50% 11/25/2020	10,181,273	694,500
2011-75 BI — 3.50% 11/25/2020	5,166,990	258,230
2011-78 IA — 3.50% 11/25/2020	13,687,549	653,771
2010-145 BI — 3.50% 12/25/2020	5,167,210	362,169
2011-61 BI — 3.50% 7/25/2021	4,549,135	352,701
2011-66 QI — 3.50% 7/25/2021	7,918,169	618,969
2011-104 CI — 3.50% 10/25/2021	13,487,250	1,031,652

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2011-104 DI — 3.50% 10/25/2021	$22,613,335	$1,655,748
2011-110 AI — 3.50% 11/25/2021	9,460,915	704,968
2011-118 IC — 3.50% 11/25/2021	25,480,576	1,993,348
2011-125 DI — 3.50% 12/25/2021	17,985,844	1,452,042
2011-143 MI — 3.50% 1/25/2022	7,180,166	507,742
2012-2 MI — 3.50% 2/25/2022	10,846,791	876,534
2010-137 BI — 3.50% 2/25/2024	3,718,593	158,993
2010-135 DI — 3.50% 4/25/2024	8,063,741	389,507
2011-75 AI — 3.50% 1/25/2025	15,432,500	822,453
2011-66 BI — 3.50% 3/25/2025	1,839,465	93,129
2011-80 KI — 3.50% 4/25/2025	7,857,093	467,023
2011-67 CI — 3.50% 8/25/2025	4,056,311	310,877
2011-22 IC — 3.50% 12/25/2025	7,995,228	819,732
2011-101 EI — 3.50% 10/25/2026	18,322,697	2,091,756
2011-69 TI — 4.00% 5/25/2020	4,777,864	251,797
2010-89 LI — 4.00% 8/25/2020	7,773,062	528,990
2010-104 CI — 4.00% 9/25/2020	3,435,272	240,800
2011-67 EI — 4.00% 7/25/2021	8,596,629	576,346
2010-110 IH — 4.50% 10/25/2018	9,000,364	550,633
2009-70 IN — 4.50% 8/25/2019	12,455,179	674,813
2008-15 JI — 4.50% 6/25/2022	1,568,398	33,164
2010-114 CI — 5.00% 4/25/2018	10,900,163	628,474
2010-30 IO — 5.00% 8/25/2018	4,620,915	284,159
2003-64 XI — 5.00% 7/25/2033	1,088,188	172,547
		$77,220,024
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.1%
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	$112,701	$115,488
Citigroup Mortgage Loan Trust 2014-A A — 4.00% 1/1/2035**	22,415,251	23,151,834
RiverView HECM Trust 2007-1 A — 0.61% 5/25/2047**	33,198,156	28,994,937
Sequoia Mortgage Trust 2012-1 1A1 — 2.865% 1/25/2042	5,259,507	5,279,482
Wells Fargo Mortgage Backed Securities Trust 2006-5 2A1 — 5.25% 4/25/2021	4,325,151	4,413,730
		$61,955,471
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES		$1,476,587,282

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
ASSET-BACKED SECURITIES — 33.3%
AUTO — 20.1%
Ally Auto Receivables Trust
2013-SN1 A3 — 0.72% 5/20/2016	$2,150,254	$2,151,453
2012-1 B — 1.84% 11/15/2016**	8,666,000	8,674,910
American Credit Acceptance Receivables Trust
2014-2 A — 0.99% 10/10/2017**	4,769,654	4,767,869
2014-1 A — 1.14% 3/12/2018**	1,639,134	1,639,782
2013-2 A — 1.32% 2/15/2017**	188,490	188,571
AmeriCredit Automobile Receivables Trust
2014-1 A2 — 0.57% 7/10/2017	22,944,186	22,957,255
2013-1 A3 — 0.61% 10/10/2017	885,854	885,642
2012-5 A3 — 0.62% 6/8/2017	331,067	331,103
2014-3 A2A — 0.64% 4/9/2018	42,091,390	42,044,505
2013-2 A3 — 0.65% 12/8/2017	16,422,673	16,412,240
2012-4 A3 — 0.67% 6/8/2017	24,407,356	24,408,122
2013-4 A2 — 0.74% 11/8/2016	4,384,734	4,384,993
2013-4 A3 — 0.96% 4/9/2018	8,314,000	8,319,476
2013-3 B — 1.58% 9/10/2018	5,024,000	5,045,373
2013-4 B — 1.66% 9/10/2018	90,000	90,284
2012-5 C — 1.69% 11/8/2018	14,140,000	14,287,284
2012-1 B — 1.73% 2/8/2017	418,981	419,131
2012-4 C — 1.93% 8/8/2018	3,665,700	3,690,173
2012-3 C — 2.42% 5/8/2018	1,650,000	1,665,253
2012-2 C — 2.64% 10/10/2017	4,893,000	4,948,966
2012-1 C — 2.67% 1/8/2018	2,371,000	2,391,887
2011-3 C — 2.86% 1/9/2017	1,476,642	1,482,536
2012-3 D — 3.03% 7/9/2018	24,856,000	25,383,646
2011-4 C — 3.08% 7/10/2017	191,202	192,626
2010-3 C — 3.34% 4/8/2016	141,063	141,084
2012-1 D — 4.72% 3/8/2018	8,891,000	9,220,502
2010-3 D — 4.98% 1/8/2018	13,735,000	13,745,576
BMW Vehicle Lease Trust 2014-1 A2 — 0.45% 3/21/2016	13,265,863	13,267,675
California Republic Auto Receivables Trust 2013-2 A2 — 1.23% 3/15/2019	12,399,733	12,438,763
Capital Auto Receivables Asset Trust
2013-1 A3 — 0.79% 6/20/2017	3,345,000	3,346,523
2013-4 A2 — 0.85% 2/21/2017	6,750,000	6,753,729
CarMax Auto Owner Trust
2014-2 A2 — 0.46% 4/17/2017	27,762,704	27,761,347
2014-1 A2 — 0.47% 2/15/2017	18,593,579	18,597,504

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
2012-3 A3 — 0.52% 7/17/2017	$13,437,784	$13,436,018
Chesapeake Funding LLC 2014-1A A — 0.595% 3/7/2026**	29,025,000	29,026,219
Credit Acceptance Auto Loan Trust
2014-2A A — 1.88% 3/15/2022**	16,243,000	16,269,520
2014-2A B — 2.67% 9/15/2022**	8,639,000	8,681,652
DT Auto Owner Trust
2014-1A A — 0.66% 7/17/2017**	618,554	618,444
2014-2A A — 0.68% 8/15/2017**	5,432,703	5,431,055
2014-2A B — 1.34% 4/16/2018**	8,474,000	8,483,204
2014-1A B — 1.43% 3/15/2018**	5,730,000	5,735,344
2013-2A B — 1.78% 6/15/2017**	7,313,750	7,323,223
Enterprise Fleet Financing LLC
2012-2 A2 — 0.72% 4/20/2018**	2,507,945	2,508,316
2014-2 A2 — 1.05% 3/20/2020**	5,941,000	5,943,722
Exeter Automobile Receivables Trust
2014-2A A — 1.06% 8/15/2018**	5,771,045	5,756,122
2014-1A A — 1.29% 5/15/2018**	18,967,428	19,003,859
2013-2A A — 1.49% 11/15/2017**	7,720,820	7,736,016
Fifth Third Auto Trust 2014-1 A2 — 0.46% 8/15/2016	17,095,682	17,098,026
First Investors Auto Owner Trust
2014-1A A2 — 0.80% 2/15/2018**	2,757,520	2,757,341
2014-2A A2 — 0.86% 8/15/2018**	20,524,606	20,511,819
2013-3A A2 — 0.89% 9/15/2017**	1,655,563	1,655,909
2014-1A A3 — 1.49% 1/15/2020**	9,500,000	9,522,087
Ford Credit Auto Lease Trust 2013-A A3 — 0.60% 3/15/2016	13,814,274	13,818,460
Ford Credit Auto Owner Trust 2013-A A3 — 0.55% 7/15/2017	31,869,873	31,878,252
Honda Auto Receivables Owner Trust
2014-2 A2 — 0.39% 9/19/2016	20,569,824	20,569,314
2014-1 A2 — 0.41% 9/21/2016	26,450,392	26,451,312
Hyundai Auto Lease Securitization Trust 2015-A A2 — 1.00% 10/16/2017**	29,432,000	29,432,889
Hyundai Auto Receivables Trust
2014-B A2 — 0.44% 2/15/2017	30,428,709	30,422,690
2012-C A4 — 0.73% 6/15/2018	500,000	500,242
Mercedes Benz Auto Lease Trust 2014-A A2A — 0.48% 6/15/2016	30,725,047	30,731,293
Mercedes-Benz Auto Lease Trust 2013-A A3 — 0.59% 2/15/2016	4,073,863	4,074,156
Nissan Auto Lease 2013-A A3 — 0.61% 4/15/2016	44,800,413	44,819,009
Porsche Financial Auto Securitization Trust 2014-1 A2 — 0.38% 9/23/2016**	19,593,516	19,592,544
Porsche Innovative Lease Owner Trust 2014-1 A4 — 1.26% 9/21/2020**	15,253,000	15,271,819

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
Prestige Auto Receivables Trust
2014-1A A2 — 0.97% 3/15/2018**	$10,335,469	$10,334,550
2013-1A A2 — 1.09% 2/15/2018**	4,663,030	4,670,490
2013-1A A3 — 1.33% 5/15/2019**	4,625,000	4,633,399
2014-1A A3 — 1.52% 4/15/2020**	17,250,000	17,257,048
2015-1 A3 — 1.53% 2/15/2021**	16,433,000	16,433,656
2015-1 B — 2.04% 4/15/2021**	10,395,000	10,394,789
2012-1A B — 2.49% 4/16/2018**	3,855,000	3,892,382
Santander Drive Auto Receivables Trust
2014-2 A2A — 0.54% 7/17/2017	16,523,729	16,520,811
2014-3 A2A — 0.54% 8/15/2017	11,682,624	11,680,472
2013-1 A3 — 0.62% 6/15/2017	8,600,293	8,600,846
2013-5 A2A — 0.64% 4/17/2017	769,231	769,269
2014-1 A2A — 0.66% 6/15/2017	8,565,268	8,566,600
2014-4 A2A — 0.67% 1/16/2018	39,021,268	39,018,400
2013-2 A3 — 0.70% 9/15/2017	23,085,550	23,084,451
2013-3 A3 — 0.70% 10/16/2017	3,683,278	3,682,367
2014-1 A3 — 0.87% 1/16/2018	19,425,000	19,436,391
2013-1 B — 1.16% 1/15/2019	3,570,000	3,572,710
2012-AA B — 1.21% 10/16/2017**	17,943,000	17,957,064
2012-6 B — 1.33% 5/15/2017	6,646,909	6,651,525
2013-5 B — 1.55% 10/15/2018	17,165,000	17,243,341
2014-1 B — 1.59% 10/15/2018	11,705,000	11,753,440
2012-3 B — 1.94% 12/15/2016	394,799	394,938
2013-4 B — 2.16% 1/15/2020	4,218,000	4,254,870
2012-3 D — 3.64% 5/15/2018	32,352,000	33,523,411
Toyota Auto Receivables Owner Trust 2014-A A3 — 0.67% 12/15/2017	35,000,000	34,980,648
Westlake Automobile Receivables Trust
2014-1A A2 — 0.70% 5/15/2017**	1,484,432	1,482,960
2015-1A A2 — 1.17% 3/15/2018**	15,449,000	15,448,863
2014-1A B — 1.24% 11/15/2019**	4,500,000	4,498,997
2015-1A B — 1.68% 11/16/2020**	11,721,000	11,719,616
2014-1A C — 1.70% 11/15/2019**	500,000	499,570
2015-1A C — 2.29% 11/16/2020**	550,000	549,926
Wheels SPV 2 LLC 2014-1A A2 — 0.84% 3/20/2023**	17,039,418	17,019,927
		$1,137,623,386
OTHER — 13.2%
Bayview Opportunity Master Fund IIa Trust PL 2014-20NP A — 3.721% 8/28/2044**	$193,915	$194,040
Beacon Container Finance LLC 2012-1A A — 3.72% 9/20/2027**	469,525	480,068

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
Cabela's Credit Card Master Note Trust
2012-2A A1 — 1.45% 6/15/2020**	$30,268,000	$30,423,408
2012-1A A1 — 1.63% 2/18/2020**	8,983,000	9,070,251
2011-4A A1 — 1.90% 10/15/2019**	31,487,000	31,928,725
2010-2A A1 — 2.29% 9/17/2018**	7,560,000	7,616,409
CCG Receivables Trust 2014-1 A2 — 1.06% 11/15/2021**	9,603,473	9,598,959
Cerberus Onshore II CLO-2 LLC
2014-1A A — 2.176% 10/15/2023**	9,499,000	9,499,902
2014-1A B — 2.976% 10/15/2023**	6,612,000	6,568,599
HFG Healthco-4 LLC 2011-1A A — 2.422% 6/2/2017**	17,140,000	17,404,110
HLSS Servicer Advance Receivables Backed Notes Series
2013-T2 B2 — 1.495% 5/16/2044**	8,050,000	8,011,078
2013-T5 BT5 — 2.276% 8/15/2046**	9,300,000	9,190,790
HLSS Servicer Advance Receivables Trust
2013-T1 A2 — 1.495% 1/16/2046**	24,512,000	24,436,430
2013-T1 B2 — 1.744% 1/16/2046**	5,750,000	5,707,191
2012-T2 B2 — 2.48% 10/15/2045**	14,078,000	14,043,396
Kubota Credit Owner Trust 2014-1A A2 — 0.58% 2/15/2017**	5,215,488	5,213,943
MMAF Equipment Finance LLC
2013-AA A2 — 0.69% 5/9/2016**	7,980,619	7,981,848
2012-AA A3 — 0.94% 8/10/2016**	6,082,826	6,086,427
2013-AA A3 — 1.03% 12/11/2017**	2,419,000	2,423,969
Nationstar HECM Loan Trust A 2014-1A A — 4.50% 11/25/2017**	27,981,148	27,977,637
Normandy Mortgage Loan Co. LLC 2013-NPL3 A — 4.949% 9/16/2043**	24,859,269	24,824,713
PFS Financing Corp.
2013-BA A — 0.675% 4/17/2017**	35,160,000	35,163,583
2014-AA A — 0.775% 2/15/2019**	26,000,000	25,973,293
2014-BA A — 0.775% 10/15/2019**	14,121,000	14,114,469
Progreso Receivables Funding I LLC 2013-A A — 4.00% 7/9/2018**††	15,371,000	15,467,069
Progreso Receivables Funding II LLC 2014-A A — 3.50% 7/8/2019**††	9,735,000	9,741,084
Stanwich Mortgage Loan Co. LLC 2013-NPL2 A — 3.228% 4/16/2059**	28,049,068	28,042,620
Stanwich Mortgage Loan Trust 2013-NPL1 A — 2.981% 2/16/2043**	6,977,612	6,989,861
Stanwich Mortgage Loan Trust Series
2010-2 A — 1.00% 2/28/2057**††	2,704,325	1,363,521
2010-4 A — 1.183% 8/31/2049**††	1,802,684	910,355
2011-1 A — 1.187% 8/15/2050**††	3,032,164	1,599,251
2011-2 A — 1.967% 9/15/2050**††	2,611,528	1,397,700
2010-3 A — 3.434% 7/31/2038**††	1,737,623	869,333
2010-1 A — 4.083% 9/30/2047**††	572,126	289,381
2009-2 A — 4.218% 2/15/2049**††	305,711	136,714

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
STORE Master Funding LLC 2012-1A A — 5.77% 8/20/2042**	$481,814	$522,479
Sunset Mortgage Loan Co. LLC
2014-NPL1 A — 3.228% 8/16/2044**	43,405,646	43,514,334
2014-NPL2 A — 3.721% 11/16/2044**	50,676,959	50,851,090
Synchrony Credit Card Master Note Trust 2012-6 A — 1.36% 8/17/2020	57,527,000	57,578,556
Truman Capital Mortgage Loan Trust
2014-NPL3 A1 — 3.125% 4/25/2053**	5,763,191	5,729,132
2014-NPL2 A1 — 3.125% 6/25/2054**	6,476,193	6,438,578
Vericrest Opportunity Loan Transferee LLC 2014-NPL4 A1 — 3.125% 4/27/2054**	32,936,077	32,907,633
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**	55,898,948	55,787,525
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**	56,903,000	56,905,276
Volvo Financial Equipment LLC Series A 2015-1A A2 — 0.95% 11/15/2017**	40,215,000	40,236,326
		$751,211,056
TOTAL ASSET-BACKED SECURITIES		$1,888,834,442
CORPORATE BONDS & NOTES — 10.2%
BASIC MATERIALS — 0.9%
Thompson Creek Metals Co., Inc. — 9.75% 12/1/2017	$49,274,000	$50,752,220
COMMUNICATIONS — 1.9%
GTP Acquisition Partners I LLC — 4.704% 5/15/2043**	$16,569,000	$16,782,574
Unison Ground Lease Funding LLC
—9.522% 4/15/2040**	20,699,000	23,372,276
—5.78% 3/15/2043**††	12,545,000	12,519,408
—6.268% 3/15/2043**	3,843,000	3,823,016
WCP ISSUER LLC — 6.657% 8/15/2043**††	15,711,000	16,644,705
Zayo Group LLC / Zayo Capital, Inc. — 8.125% 1/1/2020	34,514,000	36,529,618
		$109,671,597
CONSUMER, CYCLICAL — 2.9%
Algeco Scotsman Global Finance plc — 8.50% 10/15/2018**	$56,846,000	$56,351,440
Continental Airlines 1997-1 Class A Pass Through Trust — 7.461% 10/1/2016	220,678	220,678
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	5,242,493	5,337,487
HD Supply, Inc. — 11.00% 4/15/2020	37,556,000	42,626,060

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	$23,450,793	$15,477,523
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 4/1/2021	13,966,906	14,665,251
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	5,963,399	6,201,935
US Airways 1998-1C Pass Through Trust — 6.82% 1/30/2019	9,381,579	9,287,763
US Airways 1999-1C Pass Through Trust — 7.96% 7/20/2019	15,022,669	13,370,176
Wal-Mart Stores, Inc. — 2.875% 4/1/2015	1,875,000	1,874,995
		$165,413,308
CONSUMER, NON-CYCLICAL — 0.2%
InSite Issuer LLC — 8.595% 8/15/2043**††	$11,901,000	$12,613,275
DIVERSIFIED — 1.0%
PT Boart Longyear Management Pty Ltd. — 10.00% 10/1/2018**	$51,802,000	$52,967,545
ENERGY — 1.3%
EP Energy LLC / Everest Acquisition Finance, Inc. — 6.875% 5/1/2019	$69,367,000	$71,101,175
Atwood Oceanics, Inc. — 6.50% 2/1/2020	4,318,000	4,156,075
		$75,257,250
FINANCIAL — 0.3%
N671US Trust — 7.50% 9/15/2020**††	$15,228,136	$15,266,206
INDUSTRIAL — 1.7%
Air 2 US — 10.127% 10/1/2020**††	$39,258,228	$9,421,975
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu — 7.875% 8/15/2019	71,693,000	75,815,347
Air 2 US — 8.027% 10/1/2020**	8,580,276	9,154,082
		$94,391,404
TOTAL CORPORATE BONDS & NOTES		$576,332,805
CORPORATE BANK DEBT — 2.8%
La Frontera Generation Term Loan B — 4.50% 9/30/2020**	$27,477,690	$27,385,090
Novelis, Inc. Term Loan — 3.32% 3/10/2017**	33,151,091	33,187,226
OCI Beaumont LLC Term Loan B — 5.00% 8/20/2019**	17,709,496	17,895,446
OSG International Term Loan B — 5.75% 3/7/2019**	29,588,921	29,563,771

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
Scientific Games International Term Loan B2 — 6.00% 10/1/2021**	$32,838,698	$32,837,712
Toys R Us Property Term Loan B — 6.00% 8/21/2019**	18,426,570	17,472,995
TOTAL CORPORATE BANK DEBT		$158,342,240
MUNICIPALS — 0.1%
Panhandle-Plains Student Finance Corp. Rev., (STUDENT LN REV NT SR 2001A-2 A), — 1.673% 12/1/2031††	$7,800,000	$7,683,000
U.S. TREASURIES — 11.8%
U.S. Treasury Notes
—0.104% 4/30/2016	$85,000,000	$85,009,256
—0.105% 7/31/2016	20,000,000	19,999,322
—0.25% 9/30/2015	15,000,000	15,008,204
—0.25% 10/15/2015	100,000,000	100,054,200
—0.375% 6/30/2015	15,000,000	15,011,426
—1.25% 8/31/2015	120,000,000	120,563,088
—1.25% 9/30/2015	110,000,000	110,605,858
—1.75% 7/31/2015	200,000,000	201,118,160
TOTAL U.S. TREASURIES		$667,369,514
TOTAL INVESTMENT SECURITIES — 99.2% (Cost $5,751,780,674)		$5,625,983,427

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2015 (Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 1.3%
State Street Bank Repurchase Agreement — 0.00% 4/1/2015
(Dated 03/31/2015, repurchase price of $75,585,000, collateralized by $61,130,000 principal amount U.S. Treasury Bond — 3.75% 2043, fair value $77,100,213)	$75,585,000	$75,585,000
TOTAL SHORT-TERM INVESTMENTS (Cost $75,585,000)		$75,585,000
TOTAL INVESTMENTS — 100.5% (Cost $5,827,365,674)		$5,701,568,427
Other Assets and Liabilities, net — (0.5)%		(29,762,107)
NET ASSETS — 100.0%		$5,671,806,320

**  Restricted securities. These restricted securities constituted 29.35% of total net assets at March 31, 2015, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.50% of total net assets at March 31, 2015

FPA NEW INCOME, INC.
RESTRICTED SECURITIES

March 31, 2015 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Net Assets
A10 Term Asset Financing LLC 2013-2 A	10/30/2013, 7/31/2014	$10,326,945	$10,363,842	0.18%
Air 2 US	7/1/2014, 10/27/2014	9,393,666	9,421,975	0.17%
Air 2 US	7/24/2014, 8/22/2014, 2/12/2015	9,347,305	9,154,082	0.16%
Algeco Scotsman Global Finance plc	9/4/2014, 9/9/2014, 9/15/2014, 9/22/2014, 9/26/2014, 9/29/2014, 10/2/2014, 10/14/2014, 10/15/2014, 11/13/2014, 11/19/2014, 11/20/2014, 11/21/2014, 12/1/2014, 12/3/2014, 12/8/2014, 12/10/2014	58,484,399	56,351,440	0.98%
Ally Auto Receivables Trust 2012-1 B	6/10/14	8,756,722	8,674,910	0.15%
American Credit Acceptance Receivables Trust 2013-2 A	6/5/14	188,872	188,571	0.00%
American Credit Acceptance Receivables Trust 2014-1 A	1/7/14	1,874,149	1,639,782	0.03%
American Credit Acceptance ReceivablesTrust 2014-2 A	4/15/14	5,190,793	4,767,869	0.08%
Banc of America Large Loan Ball 2009 FDG C	3/31/15	23,888,137	23,927,120	0.42%
Bayview Opportunity Master Fund IIa Trust PL 2014-20NP A	8/19/14	193,915	194,040	0.00%
Beacon Container Finance LLC 2012-1A A	5/1/14	479,208	480,068	0.01%
Cabela's Credit Card Master Note Trust 2010-2A A1	5/22/14	7,734,825	7,616,409	0.13%
Cabela's Credit Card Master Note Trust 2012-1A A1	3/19/15	9,061,601	9,070,251	0.16%
Cabela's Credit Card Master Note Trust 2012-2A A1	3/11/15	30,335,394	30,423,408	0.54%
Cabela's Credit Card Master Note Trust2011-4A A1	3/11/2015, 3/30/2015	31,899,309	31,928,725	0.56%
CCG Receivables Trust 2014-1 A2	5/6/2014, 3/31/15	9,601,881	9,598,959	0.17%
Cerberus Onshore II CLO-2 LLC 2014-1A A	11/20/2014, 2/12/2015	9,499,229	9,499,902	0.17%
Cerberus Onshore II CLO-2 LLC 2014-1A B	11/20/14	6,556,309	6,568,599	0.12%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2015 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Net Assets
Chesapeake Funding LLC 2014-1A A	3/4/14	$29,025,000	$29,026,219	0.51%
Citigroup Commercial Mortgage Trust 2007-FL3A B	1/28/14	111,873	114,144	0.00%
Citigroup Commercial Mortgage Trust 2007-FL3A C	1/28/14	531,580	546,480	0.01%
Citigroup Mortgage Loan Trust 2014-A A 4% 1/1/2035	2/24/14	23,205,763	23,151,834	0.41%
Credit Acceptance Auto Loan Trust 2014- 2A A	3/2/15	16,263,304	16,269,520	0.29%
Credit Acceptance Auto Loan Trust 2014-2A B	9/18/14	8,637,455	8,681,652	0.15%
Del Coronado Trust 2013-DEL MZ 2013- HDMZ M	4/1/2013, 11/13/2013, 2/12/2015	9,516,719	9,512,637	0.17%
DT Auto Owner Trust 2013-2A B	9/17/13	7,313,221	7,323,223	0.13%
DT Auto Owner Trust 2014-1A A	8/28/14	618,554	618,444	0.01%
DT Auto Owner Trust 2014-1A B	1/14/14	5,729,040	5,735,344	0.10%
DT Auto Owner Trust 2014-2A A	4/9/14	5,432,510	5,431,055	0.10%
DT Auto Owner Trust 2014-2A B	4/9/14	8,473,053	8,483,204	0.15%
Enterprise Fleet Financing LLC 2012-2 A2	8/26/14	2,509,904	2,508,316	0.04%
Enterprise Fleet Financing LLC 2014-2 A2	8/26/2014, 3/25/2015	5,938,413	5,943,722	0.11%
Exeter Automobile Receivables Trust 2013-2A A	9/11/13	7,720,716	7,736,016	0.14%
Exeter Automobile Receivables Trust 2014-1A A	1/29/2014, 5/2/2014	18,968,642	19,003,859	0.34%
Exeter Automobile Receivables Trust 2014-2A A	5/20/14	5,770,818	5,756,122	0.10%
First Investors Auto Owner Trust 2013-3A A2	11/6/13	1,655,443	1,655,909	0.03%
First Investors Auto Owner Trust 2014-1A A2	8/28/14	2,757,736	2,757,341	0.05%
First Investors Auto Owner Trust 2014-1A A3	4/3/14	9,497,992	9,522,087	0.17%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2015 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Net Assets
First Investors Auto Owner Trust 2014-2A A2	8/6/14	$20,523,327	$20,511,819	0.36%
GTP Acquisition Partners I LLC	4/17/2013, 2/12/2015	16,558,669	16,782,574	0.30%
HFG Healthco-4 LLC 2011-1A A	5/26/2011, 9/22/2011, 2/18/2015	17,174,176	17,404,110	0.31%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T2 B2	2/14/14	8,042,472	8,011,078	0.14%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T5 BT5	2/12/14	9,333,425	9,190,790	0.16%
HLSS Servicer Advance Receivables Trust 2012-T2 B2	2/13/2014, 2/14/2014	14,266,672	14,043,396	0.25%
HLSS Servicer Advance Receivables Trust 2013-T1 A2	2/12/2014, 2/13/2014	24,541,782	24,436,430	0.43%
HLSS Servicer Advance Receivables Trust 2013-T1 B2	2/14/14	5,746,406	5,707,191	0.10%
Hyundai Auto Lease Securitization Trust 2015-A A2	3/4/15	29,431,653	29,432,889	0.52%
InSite Issuer LLC	8/19/2013, 2/12/2015	11,921,560	12,613,275	0.22%
Kubota Credit Owner Trust 2014-1A A2	4/15/14	5,215,020	5,213,943	0.09%
La Frontera Generation Term Loan B	5/9/2013, 5/15/2013, 5/22/2013, 5/23/2013	27,446,095	27,385,090	0.48%
MMAF Equipment Finance LLC 2012-AA A3	4/28/14	7,369,257	6,086,427	0.11%
MMAF Equipment Finance LLC 2013-AA A2	8/7/2013, 5/1/2014	9,489,470	7,981,848	0.14%
MMAF Equipment Finance LLC 2013-AA A3	3/26/15	2,420,890	2,423,969	0.04%
Monty Parent Issuer 1 LLC 2013-LTR1 B	11/14/2013, 1/27/2015, 2/12/2015	10,676,701	10,704,825	0.19%
N671US Trust	8/16/12	15,228,136	15,266,206	0.27%
Nationstar HECM Loan Trust A 2014-1A A	12/9/2014, 2/12/2015	27,980,983	27,977,637	0.49%
Normandy Mortgage Loan Co. LLC 2013- NPL3 A	8/28/2013, 2/12/2015	24,857,951	24,824,713	0.44%
Novelis, Inc. Term Loan B	11/20/2014, 11/25/2014, 12/11/2014, 12/16/2015, 2/12/2015, 3/13/2015, 3/17/2015, 3/27/2015	33,049,335	33,187,226	0.59%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2015 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Net Assets
OCI Beaumont LLC Term Loan B1	3/26/2014, 4/2/2014, 4/9/2014, 11/1/2014	$17,739,604	$17,895,446	0.32%
Ores NPL LLC 2014-LV3 B	3/21/2014, 2/12/2015	49,839,848	49,968,825	0.88%
OSG International Term Loan B	7/7/2014, 7/8/2014, 7/25/2014, 8/15/2014, 9/24/2014, 10/2/2014, 10/24/2014, 11/3/2014, 1/7/2015, 2/4/2015	29,647,541	29,563,771	0.52%
PFS Financing Corp. 2013-BA A	1/31/2014, 7/16/2014, 8/15/2014, 9/5/2014	35,181,787	35,163,583	0.62%
PFS Financing Corp. 2014-AA A	2/4/14	26,000,000	25,973,293	0.46%
PFS Financing Corp. 2014-BA A	10/7/2015, 2/18/2015	14,120,733	14,114,469	0.25%
Porsche Financial Auto Securitization Trust 2014-1 A2	5/14/14	19,593,185	19,592,544	0.35%
Porsche Innovative Lease Owner Trust 2014-1 A4	3/2/15	15,257,171	15,271,819	0.27%
Prestige Auto Receivables Trust 2012-1A B	7/17/14	3,929,691	3,892,382	0.07%
Prestige Auto Receivables Trust 2013-1A A2	8/27/2013, 10/10/2013	4,666,363	4,670,490	0.08%
Prestige Auto Receivables Trust 2013-1A A3	9/12/14	4,643,608	4,633,399	0.08%
Prestige Auto Receivables Trust 2014-1A A2	3/18/14	10,334,240	10,334,550	0.18%
Prestige Auto Receivables Trust 2014-1A A3	3/18/14	17,249,017	17,257,048	0.30%
Prestige Auto Receivables Trust 2015-1 A3	3/18/15	16,432,965	16,433,656	0.29%
Prestige Auto Receivables Trust 2015-1 B	3/18/15	10,394,352	10,394,789	0.18%
Progreso Receivables Funding I LLC 2013-A A	6/14/2013, 2/12/2015	15,373,902	15,467,069	0.27%
Progreso Receivables Funding II LLC 2014- A A	6/18/2014, 2/12/2015	9,735,092	9,741,084	0.17%
PT Boart Longyear Management Pty Ltd.	9/20/2013, 9/24/2014, 10/6/2014, 10/24/2014, 11/13/2014, 11/21/2014, 12/5/2014, 12/10/2014, 2/20/2015, 3/2/2015	53,424,793	52,967,545	0.93%
Rialto Capital Management LLC 2013-RIA4 A2	11/18/13	11,753,262	11,753,501	0.21%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2015 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Net Assets
Rialto Capital Management LLC 2014-LT5 B	11/20/14	$7,430,530	$7,374,940	0.13%
Rialto Capital Management LLC 2014-LT6 B	9/17/2014, 2/12/2015	10,041,313	10,043,796	0.18%
RiverView HECM Trust 2007-1 A- .061% 5/25/2047	1/9/2013, 2/12/2015	30,206,771	28,994,937	0.51%
Santander Drive Auto Receivables Trust 2012-AA B	5/13/2014, 8/22/2014	18,024,820	17,957,064	0.32%
Scientific Games International Term Loan B2	9/17/2014, 9/24/2014, 10/3/2014, 12/16/2014, 3/27/2015	32,617,247	32,837,712	0.58%
Stanwich Mortgage Loan Co. LLC 2013-NPL2 A	2/15/2013, 8/21/2013, 2/12/2015	28,048,913	28,042,620	0.49%
Stanwich Mortgage Loan Trust 2013-NPL1 A	5/31/2013, 2/12/2015	6,977,984	6,989,861	0.12%
Stanwich Mortgage Loan Trust Series 2009-2 A	9/22/2011, 7/1/2013	135,699	136,714	0.00%
Stanwich Mortgage Loan Trust Series 2010-1 A	4/22/2010, 9/22/2011	298,614	289,381	0.01%
Stanwich Mortgage Loan Trust Series 2010-2 A	5/21/2010, 9/22/2011	1,423,845	1,363,521	0.02%
Stanwich Mortgage Loan Trust Series 2010-3 A	6/2/2010, 9/22/2011	834,248	869,333	0.02%
Stanwich Mortgage Loan Trust Series 2010-4 A	8/4/2010, 9/22/2011	839,416	910,355	0.02%
Stanwich Mortgage Loan Trust Series 2011-1A	5/10/2011, 9/22/2011	1,599,252	1,599,251	0.03%
Stanwich Mortgage Loan Trust Series 2011-2A	6/10/2011, 9/22/2011	1,397,700	1,397,700	0.02%
Starwood Property Mortgage Trust 2013-FV1 B	7/30/13	18,051,000	18,047,316	0.32%
STORE Master Funding LLC 2012-1A A	8/31/12	480,289	522,479	0.01%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	8/21/2014, 2/12/2015	43,279,151	43,514,334	0.77%
Sunset Mortgage Loan Co. LLC 2014-NPL2 A	11/25/14	50,676,959	50,851,090	0.90%
Toys R Us Property Term Loan	7/31/2013, 10/17/2013, 12/4/2013, 12/18/2013, 11/3/2014, 12/16/2014	17,993,462	17,472,995	0.31%

FPA NEW INCOME, INC.
RESTRICTED SECURITIES (Continued)

March 31, 2015 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Net Assets
Truman Capital Mortgage Loan Trust 2014-NPL2 A1	9/9/2014, 2/12/2015	$6,468,547	$6,438,578	0.11%
Truman Capital Mortgage Loan Trust 2014-NPL3 A1	9/9/2014, 2/12/2015	5,755,593	5,729,132	0.10%
Unison Ground Lease Funding LLC	3/12/2013, 7/16/2013, 2/12/2015	12,409,760	12,519,408	0.22%
Unison Ground Lease Funding LLC	3/12/2013, 2/12/2015	3,841,986	3,823,016	0.07%
Unison Ground Lease Funding LLC	12/13/2012, 2/12/2015	25,296,452	23,372,276	0.41%
Vericrest Opportunity Loan Transferee LLC 2014-NPL4 A1	6/20/2014, 2/12/2015	32,888,133	32,907,633	0.58%
VFC LLC 2014-2 B	7/9/14	6,178,828	6,183,868	0.11%
VOLT XXVII LLC 2014-NPL7 A1	10/24/14	55,828,192	55,787,525	0.98%
VOLT XXXIII LLC 2015-NPL5 A1	3/13/15	56,845,636	56,905,276	1.00%
Volvo Financial Equipment LLC Series A 2015-1A A2	3/11/15	40,211,606	40,236,326	0.71%
WCP ISSUER LLC	8/1/2013, 2/12/2015	15,736,076	16,644,705	0.29%
Westlake Automobile Receivables Trust 2014-1A A2	5/20/14	1,484,326	1,482,960	0.03%
Westlake Automobile Receivables Trust 2014-1A B	5/20/14	4,499,869	4,498,997	0.08%
Westlake Automobile Receivables Trust 2014-1A C	5/20/14	499,931	499,570	0.01%
Westlake Automobile Receivables Trust 2015-1A A2	3/4/15	15,448,214	15,448,863	0.27%
Westlake Automobile Receivables Trust 2015-1A B	3/4/15	11,719,123	11,719,616	0.21%
Westlake Automobile Receivables Trust 2015-1A C	3/4/15	549,903	549,926	0.01%
Wheels SPV 2 LLC 2014-1A A2	5/13/2014, 2/18/2015, 3/27/2015	17,032,991	17,019,927	0.30%
TOTAL RESTRICTED SECURITIES		$1,672,133,908	$1,664,904,780	29.35%

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2015
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $5,751,780,674)	$5,625,983,427
Short-term investments — at amortized cost (maturities 60 days or less)	75,585,000
Cash	626
Receivable for:
Dividends and interest	30,071,077
Capital Stock sold	5,704,467
Investment securities sold	4,102,703
Total assets	5,741,447,300
LIABILITIES
Payable for:
Investment securities purchased	57,519,748
Capital Stock repurchased	9,387,560
Due to advisor	2,450,459
Accrued expenses and other liabilities	283,213
Total liabilities	69,640,980
NET ASSETS	$5,671,806,320
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 700,000,000 shares; outstanding 556,886,229 shares	$5,568,862
Additional Paid-in Capital	6,020,878,726
Accumulated net realized loss on investments	(272,858,292)
Accumulated net investment income	44,014,271
Net unrealized depreciation	(125,797,247)
NET ASSETS	$5,671,806,320
NET ASSET VALUE
Offering and redemption price per share	$10.18

See accompanying notes to financial statements.

FPA NEW INCOME INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2015
(Unaudited)

INVESTMENT INCOME
Interest	$112,932,806
EXPENSES
Advisory fees	14,407,974
Transfer agent fees and expenses	1,338,555
Filing fees	223,588
Custodian fees	186,860
Reports to shareholders	172,740
Directors fees and expenses	85,897
Audit and tax services fees	41,069
Legal fees	18,138
Other	43,835
Total expenses	16,518,656
Net investment income	96,414,150
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(13,522,684)
Net change in unrealized appreciation (depreciation) of:
Investments	(41,568,144)
Net realized and unrealized loss	(55,090,828)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,323,322

See accompanying notes to financial statements.

FPA NEW INCOME INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$96,414,150	$140,410,499
Net realized loss	(13,522,684)	(50,975,625)
Net change in unrealized depreciation	(41,568,144)	(16,217,063)
Net increase in net assets resulting from operations	41,323,322	73,217,811
Distributions to shareholders from:
Net investment income	(70,297,969)	(182,659,674)
Total Distributions	(70,297,969)	(182,659,674)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,187,922,809	2,661,056,738
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	58,911,639	147,373,658
Cost of Capital Stock repurchased	(1,375,918,928)	(1,901,690,465)
Net increase (decrease) from Capital Stock transactions	(129,084,480)	906,739,931
Total change in net assets	(158,059,127)	797,298,068
NET ASSETS
Beginning of Period	5,829,865,447	5,032,567,379
End of Period	$5,671,806,320	$5,829,865,447
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	116,788,196	258,440,070
Shares issued to shareholders upon reinvestment of dividends and distributions	5,808,616	14,341,031
Shares of Capital Stock repurchased	(135,306,158)	(184,676,382)
Change in Capital Stock outstanding	(12,709,346)	88,104,719

*  Net of redemption fees of $265,693 and $780,788 for the periods ended March 31, 2015 September 30, 2014, respectively.

See accompanying notes to financial statements.

FPA NEW INCOME INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2015		Year Ended September 30,
	(unaudited)		2014	2013	2012	2011	2010
Per share operating performance:
Net asset value at beginning of period	$10.24		$10.45	$10.70	$10.84	$11.04	$11.09
Income from investment operations:
Net investment income	$0.17		$0.30	$0.28	$0.27	$0.43	$0.36
Net realized and unrealized gain (loss) on investment securities	(0.10)		(0.15)	(0.21)	(0.04)	(0.16)	(0.04)
Total from investment operations	$0.07		$0.15	$0.07	$0.23	$0.27	$0.32
Less distributions:
Dividends from net investment income	(0.13)		(0.36)	(0.32)	(0.37)	(0.47)	(0.37)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$10.18		$10.24	$10.45	$10.70	$10.84	$11.04
Total investment return**	0.64%		1.47%	0.66%	2.18%	2.47%	2.90%
Ratios/supplemental data:
Net Assets, End of Period (in $000's)	$5,671,806		$5,829,865	$5,032,567	$5,091,681	$4,276,200	$4,145,399
Ratio of expenses to average net assets	0.57	%†	0.56%	0.58%	0.57%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	3.35	%†	2.59%	2.74%	2.21%	3.94%	2.98%
Portfolio turnover rate	73	%†	97%	84%	77%	117%	78%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized

See accompanying notes to financial statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2015

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower-yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities generally of 60 days or less at the time of purchase) aggregated $2,007,915,087 for the period ended March 31, 2015. The

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

proceeds and cost of securities sold resulting in net realized losses of $13,522,684 aggregated $2,027,051,005 and $2,040,576,689, respectively, for the period ended March 31, 2015.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser.

For the period ended March 31, 2015, the Fund paid aggregate fees of $85,897 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities at March 31, 2015 for federal income tax purposes was $5,764,187,773. Gross unrealized appreciation and depreciation for those investments securities at March 31, 2015 for federal income tax purposes was $13,583,890 and $151,788,236, respectively, resulting in net unrealized depreciation of $138,204,346. As of and during the period ended March 31, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2011 or by state tax authorities for years ended before September 30, 2010.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2015, the Fund collected $265,693 in redemption fees, which amounted to less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency	—	$97,901,520	—	$97,901,520
Agency Stripped	—	564,034,055	—	564,034,055
Non-Agency	—	169,770,128	$19,128,441	188,898,569
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	964,196,233	—	964,196,233
Agency Pool Adjustable Rate	—	2,051,886	—	2,051,886
Agency Pool Fixed Rate	—	368,652,642	—	368,652,642
Agency Stripped	—	79,731,050	—	79,731,050
Non-Agency Collateralized Mortgage Obligation	—	61,955,471	—	61,955,471
Asset-Backed Securities
Auto	—	1,137,623,386	—	1,137,623,386
Other	—	719,436,648	31,774,408	751,211,056
Corporate Bonds & Notes	—	494,389,713	81,943,092	576,332,805

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Corporate Bank Debt	—	$158,342,240	—	$158,342,240
Municipals	—	—	$7,683,000	7,683,000
U.S. Treasury & Government Agencies	—	667,369,514	—	667,369,514
Short-Term Investment	—	75,585,000	—	75,585,000
	—	$5,561,039,486	$140,528,941	$5,701,568,427

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2015:

Investment	Beginning Balance at September 30, 2014	Net Realized and Unrealized Gains (Losses)	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at March 31, 2015	Net Change in Unrealized Appreciation (Depreciation) related to Investments Held at March 31, 2015
Commercial Mortgage- Backed Non-Agency	$11,753,254	$(55,343)	$7,430,530	—	—	$19,128,441	$(55,343)
Residential Mortgage- Backed Agency Collateralized Mortgage Obligation	133,850,731	(881,227)	—	$(23,989,767)	$(108,979,737)	—	—
Asset-Backed Securities-Other	84,422,299	795,872	2,052,481	(18,503,821)	(36,992,423)	31,774,408	556,365
Corporate Bonds & Notes	75,163,053	(2,072,157)	12,739,992	(3,887,796)	—	81,943,092	1,831,966
Municipals	—	—	1,871,500	—	5,811,500	7,683,000	—
	$305,189,337	$(2,212,855)	$24,094,503	$(46,381,384)	$(140,160,660)	$140,528,941	$2,332,988

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were transfers of $140,160,660 out of Level 3 during the period ended March 31, 2015. The transfers in are largely a result of a change in the number of brokers providing daily quotes and a change in the availability of observable inputs.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2015:

Financial Assets	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Non-Agency	$19,128,441	Third-Party Broker Quote*	Quotes/Prices	$97.14
Asset-Backed Securities-Other	6,566,255	Pricing Model**	Prices Discount	$45.27-$64.97 ($53.00) 2.1%-12.3% (3.4%)
	25,208,153	Third-Party Broker Quote*	Quotes/Prices	$100.06-$100.63
Corporate Bonds and Notes	81,943,092	Third-Party Broker Quote*	Quotes/Prices	$24.00-$105.99
Municipals	7,683,000	Third-Party Broker Quote*	Quotes/Prices	$98.50

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

NOTE 8 — Distribution to Shareholders

On March 31, 2015, the Board of Directors declared a dividend from net investment income of $0.07 per share payable April 2, 2015 to shareholders of record on March 31, 2015. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2015.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Availiable for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$75,585,000	$75,585,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $77,100,213 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2015

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2014	$1,000.00	$1,000.00
Ending Account Value March 31, 2015	$1,006.40	$1,022.12
Expenses Paid During Period*	$2.85	$2.88

*  Expenses are equal to the Fund's annualized expense ratio of 0.57%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2015 (182/365 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (74)*	Director and Chairman† Years Served: 5	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Thomas P. Merrick – (78)*	Director† Years Served: 6	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
Alfred E. Osborne, Jr. – (70)*	Director† Years Served: 15	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum Corporation.
A. Robert Pisano – (72)*	Director† Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)*	Director† Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (66)	Director† Years Served: 31	Managing Partner of the Adviser.	2
Thomas H. Atteberry – (61)	Portfolio Manager Years Served: 10	Partner of the Adviser.
J. Richard Atwood – (54)	President Years Served: 18	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company.
Brian F. Link – (42)	Assistant Secretary Years Served: <1	Vice President and Managing Counsel of State Street Bank.
Michael P. Gomez – (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11601 Wilshire Blvd., Suite 1200, Los Angeles, CA 90025.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

235 West Galena St.
Milwaukee, WI 53212

(800) 638-3060

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	June 4, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	June 4, 2015